SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): October 29, 2008
ENPRO INDUSTRIES, INC.

(Exact name of Registrant, as specified in its charter)

North Carolina	001-31225	01-0573945

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)
5605 Carnegie Boulevard, Suite 500
Charlotte, North Carolina 28209

(Address of principal executive offices, including zip code)
(704) 731-1500

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers: Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On October 29, 2008, Donald G. Pomeroy II, EnPro’s Vice President, Controller and Principal Accounting Officer, accepted another executive-level position within EnPro, and effective November 17, 2008 he will cease to serve as EnPro’s Controller and Principal Accounting Officer. On that November 17 transition date, William Dries, EnPro’s Senior Vice President and Chief Financial Officer, will resume the additional responsibilities of serving as EnPro’s Principal Accounting Officer.
     Information regarding Mr. Dries appearing under the heading “Executive Officers of the Registrant” included in Part I of EnPro’s Annual Report on Form 10-K for the year ended December 31, 2007 is incorporated herein by reference. Information regarding the material compensatory plans, contracts and arrangements to which Mr. Dries is a party or in which he participates is included under the heading “Executive Compensation” in EnPro’s definitive proxy statement for its annual meeting of shareholders held on June 9, 2008, which information is incorporated herein by reference.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
     Date: October 30, 2008

ENPRO INDUSTRIES, INC.
By:	/s/ Richard L. Magee
Richard L. Magee
Senior Vice President, General Counsel and Secretary

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